UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 13, 2013
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The press release described in the Registrant’s Form 8-K filed on February 13, 2013 was inadvertently disclosed under Item 8.01 – Other Events. This Amendment No. 1 to Current Report on Form 8-K/A is being filed solely to amend such Form 8-K to disclose the press release under Item 7.01 – Regulation FD Disclosure.

Item 7.01    Completion of Acquisition or Disposition of Assets.

On February 13, 2013, the Company issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the closing of the $61.5 million loan facility with Bank of Montreal and the acquisition of ten (10) recreational vehicle communities, further described in Item 2.01 of the Company’s Form 8-K filed on February 12, 2013. The information contained in this Item 7.01 on Current Report on Form 8-K/A, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Description
99.1*	Press release issued February 13, 2013
_______________
* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: February 26, 2013	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press release issued February 13, 2013

_______________
* Previously filed

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